UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  September 8, 2009

NORTH SHORE ACQUISITION CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-52875	20-0433980
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

545-7 Dogok-Dong SoftForum B/D, 7th Floor Gangnam-Gu, Seoul, South Korea	135-270
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:      (516) 487-0200

175 Great Neck Road, Suite 204
Great Neck, New York
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

NORTH SHORE ACQUISITION CORP. (“NORTH SHORE”) INTENDS TO HOLD PRESENTATIONS FOR CERTAIN OF ITS STOCKHOLDERS, AS WELL AS OTHER PERSONS WHO MIGHT BE INTERESTED IN PURCHASING NORTH SHORE SECURITIES, REGARDING ITS ACQUISITION OF UP TO 52.59%, BUT NOT LESS THAN A MAJORITY, OF THE VOTING CAPITAL STOCK OF SUNGDONG INDUSTRIES CO. LTD. (“SDI”), AS DESCRIBED IN THIS REPORT.  THIS CURRENT REPORT ON FORM 8-K, INCLUDING SOME OR ALL OF THE EXHIBITS HERETO, MAY BE DISTRIBUTED TO PARTICIPANTS AT SUCH PRESENTATIONS.

NORTH SHORE, SDI AND HWI YOUNG JUNG, THE CURRENT PRINCIPAL STOCKHOLDER OF SDI, AND THEIR RESPECTIVE DIRECTORS AND EXECUTIVE OFFICERS MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICIATION OF PROXIES FOR THE SPECIAL MEETING OF NORTH SHORE STOCKHOLDERS TO BE HELD TO APPROVE THE ACQUISITION.

EARLYBIRD CAPITAL, INC., WHO ACTED AS UNDERWRITER IN NORTH SHORE’S INITIAL PUBLIC OFFERING, WILL RECEIVE A CERTAIN AMOUNT OF DEFERRED UNDERWRITING COMMISSIONS UPON CONSUMMATION OF THE ACQUISITION.  IF THE ACQUISITION IS NOT CONSUMMATED AND NORTH SHORE DOES NOT CONSUMMATE ANOTHER BUSINESS COMBINATION TRANSACTION BY NOVEMBER 30, 2009, SUCH DEFERRED UNDERWRITNG COMMISSIONS WILL BE FORFEITED BY THE UNDERWRITERS AND WILL BE INCLUDED AMONG THE FUNDS THAT WILL BE AVAILABLE TO THE NORTH SHORE STOCKHOLDERS UPON LIQUIDATION.

STOCKHOLDERS  OF NORTH SHORE AND OTHER INTERESTED PERSONS ARE ADVISED TO READ, WHEN AVAILABLE, NORTH SHORE’S PRELIMINARY PROXY STATEMENT AND DEFINITIVE PROXY STATEMENT IN CONNECTION WITH NORTH SHORE’S SOLICITATION OF PROXIES FOR THE SPECIAL MEETING BECAUSE THESE PROXY STATEMENTS WILL CONTAIN IMPORTANT INFORMATION.  SUCH PERSONS CAN ALSO READ NORTH SHORE’S FINAL PROSPECTUS, DATED NOVEMBER 30, 2007 AND ITS CURRENT REPORT ON FORM 8-K DATED AUGUST 17, 2009, FOR A DESCRIPTION OF THE SECURITY HOLDINGS OF THE NORTH SHORE OFFICERS AND DIRECTORS AND OF EARLYBIRD CAPITAL, INC. AND THEIR RESPECTIVE INTERESTS IN THE SUCCESSFUL CONSUMMATION OF THIS BUSINESS COMBINATION.  THE DEFINITIVE PROXY STATEMENT WILL BE MAILED TO STOCKHOLDERS  AS OF A RECORD DATE TO BE ESTABLISHED FOR VOTING ON THE ACQUISITION.  STOCKHOLDERS  WILL ALSO BE ABLE TO OBTAIN A COPY OF THE DEFINITIVE PROXY STATEMENT, WITHOUT CHARGE, BY DIRECTING A REQUEST TO:  NORTH SHORE ACQUISITION CORP., 545-7 DOGOK-DONG, SOFTFORUM B/D, 7TH FLOOR, GANGNAM-GU, SEOUL, SOUTH KOREA 135-270.  THE PRELIMINARY PROXY STATEMENT AND CURRENT REPORT, AND THE DEFINITIVE PROXY STATEMENT, ONCE AVAILABLE, MAY ALSO BE OBTAINED, WITHOUT CHARGE, AT THE SECURITIES AND EXCHANGE COMMISSION’S INTERNET SITE (http://www.sec.gov).

Item 1.01.           Entry into a Material Definitive Agreement.

General; Structure of the Acquisition; Acquisition Consideration

On September 8, 2009, North Shore Acquisition Corp. (“North Shore”) entered into a Securities Purchase and Share Exchange Agreement (“Purchase Agreement”) with Sungdong Industries Co. Ltd. (“SDI”), Hwi Young Jung (“Stockholder”), a principal stockholder of SDI, and Hong Jun Jung (“Pledgor”) providing for the acquisition by North Shore of (i) shares of newly issued convertible voting preferred stock of SDI, representing up to 22.77%, but not less than 20.68%, of the voting capital stock of SDI, in exchange for the payment of the amount of cash remaining in North Shore’s trust account at closing after deduction of amounts for payment of transaction expenses and payments to North Shore’s public stockholders that exercise their conversion rights (“SDI Preferred Stock Purchase”), and (ii) 7,722 shares of currently issued and outstanding shares of common stock of SDI (“SDI Common Stock”) from Stockholder, representing at least 29.82% of the voting capital stock of SDI, in exchange for an aggregate of 7,341,102 newly issued shares of common stock (“North Shore Common Stock”) of North Shore (“Share Exchange”).  The number of shares of SDI convertible voting preferred stock  to be issued pursuant to the Purchase Agreement shall equal the quotient obtained by dividing (x) the amount of total cash remaining in North Shore’s trust account at closing after deduction of amounts for (i) payment of North Shore’s transaction expenses and (ii) payments to North Shore’s public stockholders that exercise their conversion rights (“Cash Consideration”), by (y) $7,292 (“SDI Preferred Shares”).

Following the closing of the Preferred Stock Purchase and Share Exchange, North Shore shall own up to 52.59%, but not less than a majority, of the voting capital stock of SDI and Stockholder shall initially own 48.04% of North Shore’s outstanding common stock  based on the amount of shares currently outstanding and assuming that no holders of shares of North Shore’s common stock issued in its initial public offering vote against the acquisition and elect to convert their shares into cash in accordance with North Shore’s amended and restated certificate of incorporation.

SDI is the de facto holding company of the Sungdong Group, consisting of wholly-owned subsidiaries Sungdong Engineering & Machinery Manufacturing Co., Ltd. (SEM) and Youngsun China Co., Ltd. and various affiliates of which SDI has a minority interest, including Sungdong Shipbuilding & Marine Engineering (SSME), one of the top-ten shipbuilding companies in the world and the flagship company of the group, and Sungdong Steel Co. Ltd. SDI is primarily engaged in the manufacturing of welding machinery used in the shipbuilding industry and the production of conventional shipbuilding equipment, such as floating docks, deck houses and mega-blocks. Since its founding in 1991, the company has become one of the major subcontractors for Hyundai Heavy Industries, Samsung Heavy Industries, and Daewoo Shipbuilding & Marine.  SDI’s principal executive office is located at 407-1 Maehak-ri Jungkwan-myun Kijang-kun, Busan 619-963 Republic of Korea. Its telephone number is (82) 55-259-7010.

The acquisition is expected to be consummated in the last quarter of 2009 prior to November 30, 2009, after the required approval by the stockholders of North Shore and the fulfillment of certain other conditions, as discussed herein.

Payment of Dividends

SDI shall issue dividend payments on the SDI Preferred Shares to be acquired by North Shore as follows:  (i) 4% of the Cash Consideration described above with respect to the fiscal year ended December 31, 2009 to be issued to North Shore no later than March 31, 2010; and (ii) 12.5% of the Cash Consideration with respect to each subsequent fiscal year to be issued to North Shore in each instance no later than March 31 following the end of such fiscal year; provided that no such dividends shall be required to be paid with respect to the preceding fiscal year following conversion of the SDI Preferred Shares into shares of SDI Common Stock. The SDI Preferred Shares shall automatically convert into an equal number of shares of SDI Common Stock that maintains North Shore’s equivalent voting power of SDI upon the earlier to occur of the following:  (i) for the two-month period commencing November 1, 2013 and ending December 31, 2013, if the Weighted Average Stock Price (as defined below) of the North Shore Common Stock has increased at least 24% above $8.00 (the “Price Condition”), and (ii) in the event that the Price Condition has not been met by December 31, 2013, at any time following such date when the Weighted Average Stock Price exceeds the calculated rate of 6% multiplied by the number of years elapsed from the Closing Date, as determined during the period commencing on November 1 and ending on December 31 for each such year (the “Post-2013 Price Condition” The guaranteed dividend payment of 12.5% on the SDI Preferred Shares shall no longer prevail with respect to fiscal year 2013 in the event that the Price Condition is met or any subsequent fiscal year if the Post-2013 Price Condition is met.  “Weighted Average Stock Price” refers to the number of shares traded per day multiplied by the closing price of the stock per day, divided by the total volume of shares of North Shore Common Stock traded during each day during the period.

In the event of the non-payment or delay in payment of any dividends on the SDI Preferred Shares, an interest rate of 16% per annum shall apply to the unpaid amount from the first day following the scheduled payment date of the applicable dividend until the actual payment date of such dividend.

Following the closing, North Shore, SDI and Stockholder have agreed to cause North Shore to issue cash dividends to its holders of Common Stock in an amount equal to (i) the amount of the dividends received on the SDI Preferred Shares divided by (ii) the number of issued and outstanding shares of North Shore Common Stock less the number of shares of North Shore Common Stock owned by Stockholder as a result of the Share Exchange, provided that such amount is legally available for the payment of such dividends.  Such dividend payments shall be made no later than the tenth calendar day following North Shore’s receipt of the dividend payment on its SDI Preferred Shares.

Stockholder has agreed to waive its rights to any such dividends payable with respect to the North Shore shares; provided, however, that Stockholder shall participate in any dividend payments on shares of North Shore Common Stock that are not acquired pursuant to the Share Exchange.

Pledge Agreement

 In order to secure the payment to North Shore of the dividends on the SDI Preferred Shares, Pledgor has entered into a pledge agreement with North Shore pursuant to which Pledgor has agreed to pledge to North Shore all of his rights, title and interest in 280,000 common shares of Sungdong Shipbuilding & Marine Engineering Co., Ltd. (“SSME”) owned by Pledgor (the “SSME Pledged Shares”) to North Shore.  At Closing, Pledgor shall deliver the certificates representing the SSME Pledged Shares, together with any other documentation assigning such rights to such shares, to North Shore, to be held in escrow by a collateral agent in accordance with the terms of the Pledge Agreement.  In the event that SDI defaults on its obligation to pay any of the dividends on the SDI Preferred Shares and such dividends continue to be unpaid for a period of sixty (60) days following the applicable payment date, North Shore shall be entitled to take full possession of the SSME Pledged Shares and liquidate the SSME Pledged Shares, or any part thereof, and take possession of the proceeds of any such sale, assignment or liquidation in satisfaction of the obligation to pay the dividends on the SDI Preferred Shares as more fully described in the Pledge Agreement.

Lock-Up Agreement

The Stockholder has agreed not to transfer, sell or dispose of any of the shares of North Shore common stock that he receives upon closing of the Share Exchange for twelve months after the closing, after which he will be free to sell any or all of his shares.

Indemnification of North Shore

To provide a fund for payment to North Shore with respect to its post-closing rights to indemnification under the Purchase Agreement for breaches of representations and warranties and covenants by SDI and its subsidiaries and Stockholder, there will be placed in escrow (with an independent escrow agent) 1,468,220 (or 20%) of the shares to be issued to Stockholder at closing (“Indemnity Escrow Fund”). The escrow will be the sole remedy for North Shore for its rights to indemnification under the Purchase Agreement. Claims for indemnification may be asserted against the Indemnity Escrow Fund by North Shore once its damages exceed a $1,500,000 threshold and will be reimbursable to the full extent of the damages in excess of such amount. Indemnification claims may be made until one year after the closing date.

Representations and Warranties

The Purchase Agreement contains representations and warranties of each of SDI and Stockholder relating to, among other things, (a) proper organization and corporate matters, (b) capitalization, (c) the authorization, performance and enforceability of the Purchase Agreement, (d) no conflict with charter documents or violation of legal requirements and required filings and consents, (e) compliance with laws, (f) financial statements and projections, (g) absence of undisclosed liabilities, (h) absence of certain changes, (i) litigation, (j) business activities, (k) taxes, (l) governmental actions and filings, (m) interested party transactions, (n) no illegal or improper transactions, (o) board approval, (p) certain stockholder matters and (q) disclosure.

The Purchase Agreement contains representations and warranties of North Shore relating to, among other things, (a) proper organization and corporate matters, (b) capitalization, (c) the authorization, performance and enforceability of the Purchase Agreement, (d) no conflict with charter documents or violation of legal requirements and required filings and consents, (e) compliance with laws, (f) SEC filings and financial statements, (g) absence of undisclosed liabilities, (h) absence of certain changes, (i) litigation, (j) business activities, (k) taxes, (l) governmental actions and filings, (m) interested party transactions, (n) no illegal or improper transactions, (o) board approval, (p) the amount in the trust fund and (q) disclosure.

Covenants

SDI, with respect to its business, and North Shore, with respect to its business, have each agreed to continue to operate such businesses in the ordinary course prior to the closing and not to take certain specified actions without the prior written consent of the other parties.  The Purchase Agreement also contains additional covenants of the parties, including covenants providing for, among other things:

(a)           the parties to use commercially reasonable efforts to obtain all necessary approvals from governmental agencies and other third parties that are required for the consummation of the transactions contemplated by the Purchase Agreement;

 (b)           the protection of confidential information of the parties and, subject to the confidentiality requirements, the provision of reasonable access to information;

 (c)           North Shore to prepare and file a proxy statement to solicit proxies from the North Shore stockholders to vote on proposals regarding the approval of the acquisition, the change of North Shore’s name to a name selected by SDI, the election of directors, changes to North Shore’s certificate of incorporation as agreed by the parties, including changing North Shore’s existence to perpetual, providing for classification of directors and removing provisions that will no longer be applicable after the closing, and an adjournment proposal if, based on the tabulated vote at the time of the special meeting that will be called to present such matters for consideration, North Shore is not authorized to consummate the acquisition;

(d)           the nomination of certain directors for election at the stockholder meeting;

(e)           SDI and Stockholder to waive their rights to make claims against North Shore to collect from the trust fund for any monies that may be owed to them by North Shore;

(f)           SDI to list and provide North Shore with schedules for payment and/or performance of obligations relating to any and all loans made by SDI to officers, directors, employees  or stockholders of SDI no later than the closing;

(g)           North Shore to make borrowings from its directors, officers and/or stockholders to meet its reasonable capital requirements prior to closing, which will be made on a non-recourse basis and will be repayable at the closing from funds in the trust fund;

(h)           North Shore shall use its best efforts to prevent its stockholders from voting against the adoption of the Purchase Agreement in order to increase the probability that North Shore public stockholders will vote in favor of and approve such agreement.  Notwithstanding North Shore’s best efforts, if it is anticipated that there will be any votes against the adoption of the Purchase Agreement, SDI shall cause SSME to purchase a maximum of 2,541,200 shares of North Shore Common Stock (equivalent to forty percent (40%) of the public shares of North Shore Common Stock) prior to the special meeting in order to secure approval of the transactions;

(i)           North Shore to use its best efforts to assist SSME to purchase 1,400,000 of the outstanding warrants; and

(j)           SDI shall not issue or sell any shares of, or rights to acquire shares of, SDI capital stock that reduces North Shore’s ownership and voting power to less than a majority except for SDI’s issuance of shares or rights issue stipulated in SDI’s charter documents for which North Shore waives its vested rights of first refusal.

Conditions to Closing

General Conditions

Consummation of the acquisition is conditioned on (i) the approval of North Shore public stockholders at a meeting called for this and other related purposes, approving the acquisition proposal and other proposals, (ii) the holders of fewer than 40% of the North Shore public shares voting against the acquisition and properly demanding that such shares be converted into a pro-rata portion of the trust account, and (iii) no order, stay, judgment or decree being issued by any governmental authority preventing, restraining or prohibiting in whole or in part, the consummation of such transactions.

SDI’s and Stockholder’s Conditions to Closing

The obligations of SDI and the Stockholder to consummate the transactions contemplated by the Purchase Agreement also are conditioned upon, among other things:

(a)           the representations and warranties of North Shore shall be true and correct on and as of the closing date;

(b)           North Shore shall have performed or complied in all material respects with all agreements and covenants;

(c)           receipt of all consents, waivers and approvals required to be obtained by North Shore;

(d)           North Shore being in compliance with the reporting requirements under the Securities Act and the Exchange Act;

(e)           all of the current officers and directors of North Shore having resigned from their positions;

(f)           the escrow agreement relating to the Escrow Fund shall have been executed and delivered by the parties thereto;

(g)           North Shore shall have arranged for funds remaining in the trust account to be disbursed to North Shore upon closing of the acquisition;

(h)           the number of shares of North Shore common stock that exercise their conversion rights into a pro rata share of the trust account shall not exceed 10% of North Shore common stock issued in its initial public offering and outstanding immediately before the closing; and

(i)           SSME shall have purchased at least 1,400,000 outstanding warrants issued by North Shore.

North Shore’s Conditions to Closing

The obligations of North Shore to consummate the transactions contemplated by the Purchase Agreement also are conditioned upon each of the following, among other things:

(a)           The representations and warranties of SDI and Stockholder shall be true and correct on and as of the closing date;

(b)           SDI and Stockholder shall have performed or complied in all material respects with all agreements and covenants;

(c)           the lock-up agreement shall have been executed and delivered by Stockholder;

(d)           the escrow agreement relating to the Escrow Fund shall have been executed and delivered by the parties thereto;

(e)           the pledge agreement shall have been executed and delivered by the parties thereto; and

(f)           the SDI preferred stock shall have been created and SDI’s Korean Registration Certificate has been filed.

Termination

The Purchase Agreement may be terminated at any time, but not later than the closing, as follows:

(a)           by mutual written consent of all the parties at any time;

(b)           by either party if the transactions have not been consummated by the earlier of the date that North Shore is required to liquidate and March 31, 2010, provided that such termination is not available to a party whose action or failure to act has been a principal cause of or resulted in the failure of the transactions to be consummated before such date and such action or failure to act is a breach of the Purchase Agreement;

(c)           by either North Shore, SDI or Stockholder if a governmental entity shall have issued an order, decree or ruling or taken any other action, in any case having the effect of permanently restraining, enjoining or otherwise prohibiting the transactions, which order, decree, judgment, ruling or other action is final and nonappealable;

(d)           by either North Shore, SDI or Stockholder upon the material breach of any of its representations, warranties, covenants or other agreements contained in the Purchase Agreement, or if any representation or warranty has become untrue, and such breach has not been cured within thirty days of the notice of an intent to terminate, provided that the terminating party is itself not in breach; or

(e)           by either North Shore, SDI or Stockholder if, at the North Shore stockholder meeting, the Purchase Agreement shall fail to be approved by the affirmative vote of the holders of a majority of the shares of common stock issued in North Shore’s IPO present (in person or represented by proxy) and entitled to vote at the meeting or the holders of 10% or more of such shares exercise conversion rights.

Post-Closing Board of Directors of North Shore

The composition of North Shore’s board of directors after closing will be composed of three designees appointed by Stockholder and one designee appointed by North Shore.  The names and biographical information of such individuals will be included in North Shore’s proxy statement.

A copy of the Purchase Agreement is being filed as Exhibit 2.1 to this report and is incorporated by reference into this Item 1.01.  The description of the Purchase Agreement above is a summary, does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement.  The Purchase Agreement has been included to provide information regarding the terms of the acquisition.  It is not intended to provide any other factual information about North Shore.  Such information can be found in the other public filings that the Company makes with the Securities and Exchange Commission, which are available without charge at www.sec.gov.

The Purchase Agreement contains representations and warranties that the parties made to each other. The assertions embodied in those representations and warranties by North Shore are qualified by information in the confidential disclosure schedules attached to the Purchase Agreement. While North Shore does not believe that these schedules contain information that securities laws require it to disclose publicly, other than information that has already been so disclosed by North Shore, the disclosure schedules do contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the attached Purchase Agreement. Accordingly, the representations and warranties should not be relied on as characterizations of the actual state of facts, since they may be modified in important part by the underlying disclosure schedules.

Item 8.01.  Other Events.

On September 10, 2009, North Shore issued a press release announcing it had entered into a definitive agreement for the acquisition of up to 52.59%, but not less than a majority, of the voting capital stock of SDI.  The press release is included as Exhibit 99.1 hereto.

The information furnished under this Item 8.01, including the exhibit related hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any disclosure document of North Shore, except as shall be expressly set forth by specific reference in such document.

Item 9.01.  Financial Statement and Exhibits.

(d) Exhibits:

Exhibit	Description

2.1	Securities Purchase and Share Exchange Agreement, dated as of September 8, 2009, by and among North Shore Acquisition Corp., Sungdong Industries Co. Ltd., Hwi Young Jung and Hong Jun Jung

99.1	Press release dated September 10, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 11, 2009		NORTH SHORE ACQUISITION CORP.

	By:	/s/ Sang-Chul Kim
Sang-Chul Kim
Chairman